                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                           HORIZON HEALTH CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            ____________________________________________________________________

      2)    Aggregate number of securities to which transaction applies:

            ____________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ____________________________________________________________________

      4)    Proposed maximum aggregate value of transaction: ___________________

      5)    Total fee paid: ____________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid: ____________________________________________

      2)    Form, Schedule or Registration Statement No.: ______________________

      3)    Filing Party: ______________________________________________________

      4)    Date Filed: ________________________________________________________

                               HEALTH CORPORATION
                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 29, 2004

To the Stockholders of
     Horizon Health Corporation:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Horizon Health Corporation (the "Company") will be held at the Company's James W. McAtee National Support Center located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011 on Thursday, January 29, 2004 at 11:45 a.m. Central Time, for the following purposes:

      1.    To elect six directors to serve for the ensuing year;

      2. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

      The close of business on December 1, 2003 has been fixed by the Board of Directors as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and, during business hours, from January 16, 2004 to the date of the Annual Meeting at the Company's James W. McAtee National Support Center located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011.

      You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that you ensure your representation by completing, signing, dating and promptly returning the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting, you may revoke your proxy and vote in person if you wish.

                                 By Order of the Board of Directors,

                                           JAMES KEN NEWMAN
                                               President

December 15, 2003

                           HORIZON HEALTH CORPORATION
                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011

                              ---------------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                              ---------------------

                           TO BE HELD JANUARY 29, 2004

      This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Horizon Health Corporation, a Delaware corporation (the "Company" or "Horizon"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's James W. McAtee National Support Center located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011 on Thursday, January 29, 2004, at 11:45 a.m., Central Time, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying proxy card are first being mailed on or about December 15, 2003 to stockholders of the Company entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Common Stock, $.01 par value ("Common Stock"), of the Company at the close of business on December 1, 2003 will be entitled to notice of and to vote at the Annual Meeting. As of that date, there were 5,369,910 shares of Common Stock outstanding. Each share of Common Stock entitles the record holder to one vote.

      The holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting in order to have a quorum for the Annual Meeting. Directors will be elected at the Annual Meeting by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Accordingly, the six nominees for director receiving the highest number of affirmative votes cast on the election of directors at the Annual Meeting will be elected as directors. There is no cumulative voting. The affirmative vote of the holders of a majority of the shares of Common Stock which are actually present in person or represented by proxy at the Annual Meeting and entitled to vote will be required to approve all other matters to be acted upon at the Annual Meeting. Abstentions will be counted for purposes of determining the presence or absence of a quorum, but not voted. Abstentions will therefore have the same effect as votes against any proposal requiring the affirmative vote of a majority of the shares present and entitled to vote thereon. Broker non-votes will be counted only for purposes of determining the presence or absence of a quorum, but will have no effect on the outcome of the matters to be acted upon at the Annual Meeting.

      If the accompanying proxy card is properly signed and received by the Company prior to the Annual Meeting and not revoked, it will be voted in accordance with the instructions contained therein. If no instructions are given, the persons designated as proxies in the accompanying proxy card will vote "FOR" the election as directors of those persons named below. The Board of Directors is not currently aware of any matters other than those referred to herein which will come before the Annual Meeting. If any other matter is properly presented at the Annual Meeting for action, the persons named in the accompanying proxy card will vote the proxy in their own discretion on such matter.

      You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the Annual Meeting and giving notice to the Secretary of the Company in writing that the proxy is withdrawn. Attendance at the Annual Meeting will not, by itself, constitute revocation of the proxy.

      The cost of soliciting proxies in the accompanying form will be borne by the Company. Proxies may also be solicited personally or by telephone by officers or employees of the Company, none of whom will receive additional compensation therefor. The Company's regularly retained investor communications firm, Corporate Communications, Inc., may also be called upon to solicit proxies by telephone or mail. The Company will reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock.

      The Company's principal executive offices are located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011. Its telephone number is (972) 420-8200.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

GENERAL INFORMATION

      As set by the Board of Directors pursuant to the Bylaws of the Company, the authorized number of directors of the Company is seven. Six directors will be elected at the Annual Meeting, to hold office until the next annual meeting of stockholders of the Company and until their respective successors are duly elected and qualify, or until their earlier death, resignation or removal.

      The Nominating Committee of the Board of Directors has nominated the six director nominees named below. All director nominees are currently serving as directors of the Company with terms expiring at the Annual Meeting. There is currently one vacancy on the Board of Directors. The Company intends to fill the vacancy, but is still in the process of identifying a qualified individual. Mr. James W. McAtee, who was President and Chief Executive Officer of the Company, as well as a director since July 1995, died in April 2003. The Company is very grateful for his many years of dedicated service to the Company.

      The Proxies solicited by this Proxy Statement cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named in the accompanying proxy card will vote for the substitute nominee designated by the Board.

INFORMATION REGARDING NOMINEES

      Set forth below is certain information with respect to each director nominee. Additional information regarding certain of the nominees is set forth in other sections of this Proxy Statement.

NAME                       AGE     TITLE                            DIRECTOR SINCE
----                       ---     -----                            --------------
James Ken Newman           59      Chairman, President and Chief    July 1989
                                   Executive Officer; Director
George E. Bello            68      Director                         April 1995
James E. Buncher           67      Director                         August 1997
Robert A. Lefton           47      Director                         January 2003
William H. Longfield       65      Director                         July 1995
Donald E. Steen            57      Director                         April 1995

      James Ken Newman has been President and Chief Executive Officer of the Company since May 2003. He has also served as the Chairman of the Board since February 1992. From July 1989 until September 1997, he served as President of the Company and from July 1989 until October 1998, he also served as Chief Executive Officer of the Company.

      George E. Bello retired as President and Chief Executive Officer of Reliance Group Holdings, Inc., an insurance holding company ("RGH"), on October 1, 2001. Previously he had been Executive Vice President and Controller of RGH for more than 15 years. He continues to serve on the Board of Directors of RGH. On June 12, 2001, RGH filed for relief under Chapter 11 of the United States Bankruptcy Code and its reorganization case remains pending in the United States Bankruptcy Court for the Southern District of New York. Mr. Bello is a member of the Audit and Compliance Committee and Nominating Committee of the Board of Directors of the Company.

      James E. Buncher has been President, Chief Executive Officer and a director of Safeguard Health Enterprises, Inc., a dental and vision benefits company since March 2000. From July 1998 to February 2000, Mr. Buncher was a private investor. Mr. Buncher was President and Chief Executive Officer of Community Dental Services, Inc., a corporation operating dental practices in California, from October 1997 until July 1998. Mr. Buncher was the President of Health Plans Group of Value Health, Inc., a national specialty managed care company, from September 1995 to September 1997 and served as Chairman, President and Chief Executive Officer of Community Care Network, Inc., a Value Health subsidiary, from August 1992 to September 1997. In September 1997, Value Health was acquired by a third party and Mr. Buncher resigned his positions with that company at that time. Mr. Buncher is a member of the Audit and Compliance Committee, the Compensation and Option Committee and the Nominating Committee of the Board of Directors of the Company.

      Robert A. Lefton has been President, Chief Executive Officer and a director of Semper Care, Inc., a long term acute care hospital development company, since March 1999. He previously served as Executive Vice President - Operations of the Company from November 1998 to March 1999. He served as President and Chief Operating Officer of the Company from September 1997 to October 1998. He was Executive Vice President - Operations from September 1996 to August 1997. He was a Senior Regional Vice President of the Company from March 1995 until September 1996 and served as a Regional Vice President of the Company from November 1991 to March 1995. Mr. Lefton is a member of the Nominating Committee and the Compensation and Option Committee of the Board of Directors of the Company.

      William H. Longfield is the retired Chairman and Chief Executive Officer of C.R. Bard, Inc., a multinational developer, manufacturer and marketer of health care products, having served in such position from September 1995 to August 2003. Mr. Longfield was President and Chief Executive Officer of C.R. Bard, Inc. from October 1993 to September 1995, President and Chief Operating Officer from September 1991 to October 1993 and Executive Vice President and Chief Operating Officer from February 1989 to September 1991. Mr. Longfield currently serves on the board of directors of C.R. Bard, Inc., Manor Care, Inc., Appalera, Inc. and West Pharmaceutical Services, Inc. Mr. Longfield is a member of the Compensation and Option Committee and the Nominating Committee of the Board of Directors of the Company.

      Donald E. Steen has been Chairman and Chief Executive Officer of United Surgical Partners International, Inc., a surgery operations company, since February 1998. From October 1994 to December 1997, Mr. Steen was President of the International Group of Columbia/HCA Healthcare Corporation, a health care services corporation primarily involved in the ownership and operation of hospitals and providing related services. From September 1981 to October 1994, Mr. Steen was the President and Chief Executive Officer of Medical Care America, Inc., a corporation that operated ambulatory surgery centers. Medical Care America, Inc. was acquired by Columbia/HCA Healthcare Corporation in October 1994. He currently serves on the board of directors of United Surgical Partners International, Inc. and Kenetic Concepts, Inc. Mr. Steen is a member of the Audit and Compliance Committee and the Nominating Committee of the Board of Directors of the Company.

      SHARES REPRESENTED BY THE ACCOMPANYING PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE EXCEPT TO THE EXTENT AUTHORITY TO VOTE FOR ONE OR MORE NOMINEES IS WITHHELD. AS INDICATED ON THE PROXY CARD, STOCKHOLDERS MAY (I) VOTE FOR THE ENTIRE SLATE OF NOMINEES, (II) WITHHOLD AUTHORITY TO VOTE FOR THE ENTIRE SLATE OF NOMINEES OR (III) BY WRITING THE NAME OF ONE OR MORE NOMINEES IN THE SPACE PROVIDED ON THE PROXY CARD, WITHHOLD AUTHORITY TO VOTE FOR SUCH SPECIFIED NOMINEE OR NOMINEES.

                      MEETINGS AND COMMITTEES OF THE BOARD

      The Board of Directors of the Company held seven meetings during the fiscal year ended August 31, 2003. The standing committees of the Board of Directors are the Compensation and Option Committee, the Audit and Compliance Committee, and the Nominating Committee. Each committee is composed of only non-employee directors who are independent directors as defined by the listing standards of the National Association of Security Dealers. During the fiscal year ended August 31, 2003, each current director of the Company attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of the Company and of the committees of the Board on which the respective director served, that were held during the period that each such person has been a director or served on such committee, as the case may be.

      Compensation and Option Committee. The Compensation and Option Committee reviews and sets from time to time the salaries and annual incentive bonuses for the Chief Executive Officer of the Company and each of the officers of the Company directly reporting to the Chief Executive Officer, and also administers the stock option plans of the Company. The Compensation and Option Committee met two times and acted by written consent on one occasion during the fiscal year ended August 31, 2003. William H. Longfield, James E. Buncher and Robert A. Lefton are currently the members of the Compensation and Option Committee.

      Audit and Compliance Committee. The principal functions of the Audit and Compliance Committee are to select the independent auditors for the Company, approve all services rendered by such auditor to the Company, review and consult with the Board of Directors and management regarding the scope and results of the audit of the Company's financial statements, and review and consult with the Board of Directors and management regarding other auditing and accounting matters. The Audit and Compliance Committee also oversees the implementation and operation of the Ethics Compliance Plan of the Company. The Audit and Compliance Committee met five times during the fiscal year ended August 31, 2003. George E. Bello, James
E. Buncher and Donald E. Steen are currently the members of the Audit and Compliance Committee.

      Nominating Committee. The function of the Nominating Committee is to identify and nominate candidates for election as directors of the Company. The Nominating Committee met once in the fiscal year ended August 31, 2003 and held a meeting in October 2003 for the purpose of reviewing and approving the nominees for election at the Annual Meeting. Messrs. Lefton, Bello, Buncher, Longfield and Steen currently are the members of the Nominating Committee. The Nominating Committee will consider recommendations for nominees submitted by stockholders. In order to recommend a nominee for the annual meeting to be held in January 2005, a stockholder must deliver to the Secretary of the Company, on or before July 31, 2004, a written recommendation naming the person proposed as a nominee accompanied by a brief biographical description of the proposed nominee and a written statement affirming a willingness to serve, if elected, signed by the proposed nominee. The Nominating Committee will not consider recommendations received after July 31, 2004 for the annual meeting to be held in January 2005.

                             EXECUTIVE COMPENSATION

      The following table sets forth certain summary information regarding compensation earned by or awarded to the Chief Executive Officer and the other executive officers of the Company named below (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                           ANNUAL COMPENSATION
                                           ----------------------------------------------------------------------------------------
                                                                                                      LONG-TERM
                                                                                                    COMPENSATION
                                                                                                    ------------
                                                                                                     SECURITIES
                                           FISCAL                              OTHER ANNUAL          UNDERLYING       ALL OTHER
      NAME AND PRINCIPAL POSITION          YEAR    SALARY(1)      BONUS(1)   COMPENSATION (2)        OPTIONS(#)    COMPENSATION (3)
      ---------------------------          ----    ---------      --------   ----------------        ----------    ----------------
      James Ken Newman (4).........        2003     $141,281      $133,333                  -           100,000            $140,000
        President and CEO

      James W. McAtee (5)..........        2003      288,446       251,417                  -                 -               3,148
        President and CEO                  2002      360,329       361,667                  -           150,000               3,352
                                           2001      347,967       347,500                  -                 -               3,244

      Ronald C. Drabik.............        2003      230,000        92,027                  -                 -               3,148
        Sr. Vice-President, Finance        2002      221,629        88,548                  -            10,000               3,352
         And Administration                2001      211,372        84,548                  -                 -               3,244

      Frank J. Baumann.............        2003      207,692        62,262                  -                 -               3,148
        Sr. Vice-President, Operations     2002      191,778       100,701                  -            22,000               3,352
                                           2001      182,027       101,915                  -             7,575               3,244

      Jackie L. James (6)..........        2003       93,274             -            127,987            25,000                   -
        Sr. Vice-President, Operations

      David K. White...............        2003      240,000       167,165                  -                 -               3,148
        Sr. Vice-President, Operations     2002      211,009       131,146                  -            27,000               3,352
                                           2001      198,961       115,548                  -             8,150               3,244

      David S. Tingue (7)..........        2003      224,109        19,340                  -                 -               3,148
        Sr. Vice-President, Marketing      2002      208,872             -                  -             3,000               3,352
                                           2001      201,256             -                  -             2,875               3,182

----------

(1) Represents the amounts earned in the fiscal year indicated, irrespective of when amounts were paid by the Company. The bonus amounts shown represent performance incentive bonuses.

(2)   The amounts shown represent reimbursement for relocation expenses.

(3) The amounts shown consist of Company contributions made during the fiscal year to the 401(k) plan of the Company on behalf of the named Executive Officer with respect to the calendar year that ended during the respective fiscal year, with the exception of Mr. Newman, which is detailed below.

(4)   Mr. Newman became President and CEO of the Company upon the death of James
      W. McAtee in April 2003. Prior to May 1, 2003, Mr. Newman was compensated for consulting services provided to the Company. In fiscal year 2003, Mr. Newman was paid a total of $140,000 for his consulting services prior to May 1, 2003 and such amount is included under "Other Compensation" in the table above. The salary information for Mr. Newman reflected in the table above reflects his salary from May 1, 2003 but does not include the consulting fees paid to Mr. Newman in fiscal year 2003.

(5) Mr. McAtee served as President and CEO of the Company in fiscal 2003 until his death in April 2003.

(6) Ms. James was employed by the Company in April 2003 and previously had not been an employee of the Company.

(7) Mr. Tingue was an executive officer of the Company until June 1, 2003 when he became a consultant to the Company.

STOCK OPTION GRANTS

      The following table sets forth information regarding the grant of options to purchase shares of Common Stock to the Named Executive Officers in the fiscal year ended August 31, 2003.

               OPTION GRANTS IN FISCAL YEAR ENDED AUGUST 31, 2003

                                                          INDIVIDUAL GRANTS
                                                          -----------------
                                                                                        POTENTIAL REALIZABLE
                       NUMBER OF        PERCENT OF                                        VALUE AT ASSUMED
                      SECURITIES      TOTAL OPTIONS    EXERCISE                        ANNUAL RATES OF STOCK
                      UNDERLYING        GRANTED TO        OR                           PRICE APPRECIATION FOR
                        OPTIONS        EMPLOYEES IN      BASE                               OPTION TERM (3)
                      GRANTED (1)      FISCAL YEAR     PRICE (2)     EXPIRATION      --------------------------
         NAME             (#)             (%)           ($/SH)          DATE            5%                 10%
         ----             ---             ---           ------          ----            --                 ---
James Ken Newman        100,000             78.4%        $17.12        4/30/13       $1,076,677      $2,728,414
James W. McAtee               -                -              -              -                -               -
Ronald C. Drabik              -                -              -              -                -               -
Frank J. Baumann              -                -              -              -                -               -
Jackie L. James          25,000             19.6%        $16.05         4/2/13       $  252,346      $  639,472
David K. White                -                -              -              -                -               -
David S. Tingue               -                -              -              -                -               -

----------

(1) The options shown for Mr. Newman vest in two 50% installments on April 30, 2004 and 2005, respectively. The other options vest and are exercisable cumulatively in 20% annual installments commencing one year after the date of grant. Exercisability of the options may be accelerated in the event of the commencement of a tender offer for shares of the Company, the signing of an agreement for a merger or consolidation when the Company is not the successor entity, the sale of all or substantially all assets of the Company, a change in any consecutive two-year period in the majority of the members of the Board of Directors of the Company serving on the Board at the beginning of such period, and certain other extraordinary corporate transactions. The options are subject to early termination in the event of the optionee's termination of employment or cessation of service with the Company.

(2) The exercise price per share of the options equaled the reported closing price of the Common Stock on the date of grant. Subject to the terms of the applicable option agreements, the exercise price may be paid in cash or in shares of Common Stock previously owned by the optionee, or a combination of the foregoing.

(3) There is no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants.

AGGREGATE OPTION EXERCISES IN FISCAL 2003 AND OPTION VALUES AT FISCAL YEAR-END

      The following table sets forth, for each Named Executive Officer, information regarding stock options exercised during the fiscal year ended August 31, 2003, the number of shares covered by both exercisable and unexercisable stock options as of August 31, 2003, and the value of stock options outstanding as of August 31, 2003.

                           AGGREGATED OPTION EXERCISES
                      IN FISCAL YEAR ENDED AUGUST 31, 2003
                     AND OPTION VALUES AS OF AUGUST 31, 2003

                                                    INDIVIDUAL GRANTS
                                                    -----------------
                                                         NUMBER OF SECURITIES
                            SHARES                      UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                           ACQUIRED                        OPTIONS AT FISCAL             IN-THE-MONEY OPTIONS AT
                              ON                              YEAR-END (#)                  FISCAL YEAR-END (1)
                           EXERCISE       VALUE      ----------------------------     -----------------------------
          NAME                (#)       REALIZED     EXERCISABLE    UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
          ----                ---       --------     -----------    -------------     -----------     -------------
James Ken Newman            64,439      $  863,483        206,016        103,000        $2,892,133       $ 203,400
James W. McAtee (2)        437,585       3,956,486              -              -                 -               -
Ronald C. Drabik                 -               -         70,750         14,250           849,085         121,965
Frank J. Baumann            11,348         127,600          9,052         33,445            73,914         284,979
Jackie L. James                  -               -              -         25,000                 -          68,750
David K. White              16,630         180,481          8,600         40,090            25,020         327,641
David S. Tingue              3,425          38,924          2,275          7,000            21,912          69,883

----------

(1) Calculated based on the closing price of the Common Stock of $18.80 per share as reported on the NASDAQ National Market on August 29, 2003, the last trading day of fiscal 2003, less the applicable exercise price.

(2) The options were exercised by the Estate of Mr. McAtee after his death in April, 2003.

OTHER COMPENSATION ARRANGEMENTS

      Executive Retention Agreement

      Effective May 1, 2003, the Company entered into an Executive Retention Agreement with James Ken Newman. Pursuant to the Executive Retention Agreement, Mr. Newman agreed to serve as Chairman and Chief Executive Officer of the Company for an initial term of five years and to serve as a consultant to the Company after his retirement. The Executive Retention Agreement is subject to automatic renewal so that it maintains a three year term at all times, but in no event shall the term extend beyond August 31, 2013. The Company may elect to terminate the automatic renewal provision at any time. All stock options granted to Mr. Newman prior to the date of the Executive Retention Agreement remained outstanding and did not change in any respect as a result of his becoming Chairman and Chief Executive Officer of the Company.

      The Executive Retention Agreement provides for an initial annual base salary of $400,000 for his services to the Company, subject to increase by the Compensation Committee of the Board in its sole discretion. His annual consultant fee for his consulting services shall be 75% of his annual base salary in effect at the time of his retirement. The Executive Retention Agreement also requires that, during the term of his employment, the Compensation Committee establish an annual performance bonus plan for

Mr. Newman under which he will have the ability to earn a performance bonus in an amount not less than 100% of his then current annual base salary. For his consulting services, after retirement, Mr. Newman shall not be entitled to any bonuses except for those earned up to the date of his retirement.

      Mr. Newman also received stock options on May 1, 2003 for 100,000 shares of Common Stock of the Company. The options have an exercise price of $17.12 which was the closing sale price of the Common Stock on May 1, 2003. The options vest 50% on April 30, 2004 and 50% on April 30, 2005, subject to the requirement that Mr. Newman has continued as Chief Executive Officer of the Company on such respective vesting dates. Vesting is subject to acceleration in the event of termination of the Executive Retention Agreement by the Company without cause, or Mr. Newman's resignation with good reason after the occurrence of a change of control of the Company, or the death of Mr. Newman. The options have a term of ten years. To prevent disruption of the public market for the Company's Common Stock, the Company has also agreed that between August 1, 2003 and July 31, 2004, it will purchase from Mr. Newman up to 50,000 shares of Common Stock that Mr. Newman may elect to sell to the Company during such period at a purchase price equal to the closing sale price of the Common Stock on the date of sale to the Company.

      The Executive Retention Agreement provides for a severance payment to Mr. Newman if, during the term of his employment, he is terminated without cause or he resigns with cause as a result of a material diminution in his authority and responsibilities or if the Company breaches any material provision of the Executive Retention Agreement or fails to perform its obligations under the agreement. The severance payment is in an amount equal to the sum of the full amount of annual base salary that would have been payable over the portion of the employment term remaining after the date of termination or resignation and the full amount of the consulting fees that would have been payable over the initial two year term of the consulting services. The severance payment is payable in equal consecutive monthly installments beginning on the first day of the month after the date of termination or resignation and continuing for the unexpired term of the Executive Retention Agreement.

      The Executive Retention Agreement contains certain confidentiality and non-competition provisions. The non-competition agreement stays in place after termination so long as Mr. Newman receives severance payments under the agreement, which will be for the then remaining term of the agreement in the event of termination under certain conditions. Mr. Newman may limit the term of the non-competition agreement to 24 months by electing to forego any additional severance payments after such period. In the event Mr. Newman voluntarily terminates his consulting services, no severance payments are payable but he will be subject to the non-competition agreement for 24 months after the date of termination.

      Executive Severance Agreement

      The Company has a severance agreement with Ronald C. Drabik, Senior Vice President - Finance and Administration of the Company, pursuant to which Mr. Drabik will be paid an amount equal to one year of his base salary in the event of the termination of his employment by the Company without cause. The severance agreement contains certain confidentiality and non-competition provisions that apply for one year after termination of employment.

DIRECTOR COMPENSATION

      The Company's 1995 Stock Option Plan for Eligible Outside Directors (the "1995 Director Plan") provides for a one-time grant of stock options to purchase 15,000 shares of Common Stock to each non-employee director of the Company upon such director's initial election to the Board of Directors if the director satisfies certain criteria specified in the 1995 Director Plan. In addition, such non-employee directors receive a subsequent grant when re-elected to the Board of Directors at each annual meeting thereafter and when such non-employee Director has served at least one year since the date of the last grant under the 1995 Director Plan. Each subsequent grant is for a number of shares of Common Stock equal to $50,000 divided by the fair market value per share of the Common Stock of the Company on the date of grant (as defined in the Director Plan, the closing price per share on the grant date) rounded up to the nearest hundred. With respect to each subsequent grant, each Director has the election to reduce the grant amount by 50% of the shares of Common Stock that would otherwise be subject to the subsequent grant and, in lieu thereof, receive a fee of $2,500 for each of the next four meetings of the Board of Directors actually attended by such Director within the period from the annual meeting at which the Director is re-elected (including the Board meeting immediately following such annual meeting) to the next annual meeting of stockholders.

      All formula grants under the 1995 Director Plan vest twenty percent (20%) on the date of grant and in twenty percent (20%) installments over the next four years if the Director is re-elected at each of the next successive annual meetings of the stockholders and when the Director has served a period of one year since the vesting of the most recent installment on the option, including the installment that vested on the grant date. All stock options under the 1995 Director Plan terminate on the date any optionee ceases to be a director of the Company for any reason other than death (in the event of the director optionee's death, stock options vested at the date of death are exercisable for one year thereafter).

      In addition to the formula stock options described above, the Compensation and Option Committee has authority under the 1995 Director Plan to grant discretionary stock options to any directors upon such terms as are determined by such committee. No discretionary stock option grants have been made under the Plan to any non-employee directors.

      Of the individuals nominated for election as directors at the Annual Meeting, Messrs. Bello, Buncher, Lefton, Longfield and Steen, if elected, will qualify as Eligible Outside Directors as defined under the Plan. Upon their re-election to the Board of Directors at the annual meeting in January 2003, Messrs. Longfield and Bello received a formula grant of stock options to purchase 3,500 shares of Common Stock. Messrs. Buncher and Steen each received formula grants of stock options to purchase 1,750 shares of Common Stock having elected pursuant to the provisions of the 1995 Director Plan to accept fees for attendance at up to four meetings in the next year in lieu of 50% of the formula stock options grant. Mr. Lefton received a formula grant of stock option to purchase 15,000 shares of Common Stock in connection with his initial election to the Board of Directors. Each of these five non-employee directors will receive a subsequent grant as described above if re-elected to the Board of Directors at the Annual Meeting. Such additional stock options will be granted on the date of the Annual Meeting at an exercise price equal to the closing price of the Common Stock on the Nasdaq National Market on that date.

      Effective for meetings held in fiscal 2003, each member of the Audit and Compliance Committee receives a fee for each meeting of the committee that the member attends. The Chairman receives a fee of $3,000 per meeting ($1,500 if attendance is by telephone) and each other member receives a fee of $2,000 per meeting ($1,000 if attendance is by telephone).

      Directors of the Company do not receive any other compensation for service on the Board of Directors or any committee thereof, except as described above. Directors are, however, reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board of Directors.

                        COMPENSATION AND OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

GENERAL

      The Compensation and Option Committee of the Board of Directors of the Company reviews and approves (i) the salaries and annual incentive bonuses of the Chief Executive Officer of the Company and each of the officers of the Company directly reporting to the Chief Executive Officer and (ii) all grants of options to purchase shares under the Company's stock option plans to eligible directors, officers, employees and consultants of the Company. At all times during the fiscal year ended August 31, 2003, the Compensation and Option Committee was composed exclusively of directors who were "non-employee directors" and "outside directors" as defined by applicable Securities and Exchange Commission ("Commission") rules and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), respectively. The members of the Committee, other than Mr. Lefton, are not former employees of the Company and have never participated in any of the Company executive or other employee compensation programs. Mr. Lefton previously was an officer of the Company from November 1991 to March 1999.

      Horizon's executive compensation policy is designed and administered to provide a competitive compensation program that will enable Horizon to attract, motivate, reward and retain executives who have the skills, education, experience and capabilities required to discharge their duties in a competent and efficient manner. The compensation policy is based on the principle that the financial rewards to the executive should be aligned with the financial interests of the stockholders of Horizon.

      Horizon's executive compensation strategy has three separate elements, consisting of base salary, annual incentive compensation (bonuses) and long-term incentive compensation (stock options). The following is a summary of the policies underlying each element.

BASE SALARY

      The Compensation and Option Committee reviews the base salaries of the Chief Executive Officer and the other officers directly reporting to the Chief Executive Officer periodically, considering factors such as individual and corporate performance, and individual experience, expertise and years of service.

      In determining the Chief Executive Officer's overall compensation, as well as the compensation of the other officers, the Compensation and Option Committee also reviews compensation levels at other companies including selected peer companies. Such other companies are not necessarily the same as the companies in the peer group index in the Performance Graph section of this Proxy Statement because the Compensation and Option Committee believes that the Company competes for executive talent with companies in addition to those in its peer group. The Compensation and Option Committee does not attempt to set base salaries at any particular level based on such surveys, but rather uses such surveys to obtain an overview of compensation levels in general.

      No particular weight is given by the Compensation and Option Committee to any of the foregoing factors, and decisions as to adjustments in base salaries are primarily subjective. In August 2003, the base salaries of each of the Company's executive officers were reviewed and certain increases approved for some of the officers to be effective at various dates during fiscal 2004.

ANNUAL INCENTIVE COMPENSATION

      For services rendered during fiscal 2003, some of Horizon's executive officers received cash bonuses after the completion of such fiscal year. All such cash bonuses were awarded based upon certain previously specified performance criteria. For fiscal 2003, the performance criteria were set based primarily upon the Board-approved budget which was consistent with the then current public expectation of earnings per share for the Company.

      The bonus potential for fiscal 2003 for James W. McAtee (the Chief Executive Officer of the Company at the beginning of the 2003 fiscal year) was set at up to 100% of his annual base salary based upon the Company achieving the Board-approved budget. The bonus potential for Mr. Newman when he assumed the position of Chief Executive Officer of the Company was set on the same basis but prorated for a partial year. In addition, the executive officers of the Company directly reporting to Mr. McAtee (and subsequently Mr. Newman) had bonuses set at up to 40%-82.5% of their average base salary for fiscal 2003, with the bonus based upon the financial results of their area of responsibility and, in certain cases, the achievement of certain contract retention targets.

LONG-TERM INCENTIVES

      The Compensation and Option Committee is authorized to grant incentive and non-qualified stock options to key employees of the Company, including officers. Such option grants are intended to provide to the key employees long-term incentive to increase stockholder value by improving corporate performance and profitability. Stock option grants provide an incentive that focuses the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. These grants also help ensure that operating decisions are based on long-term results that benefit the Company and ultimately the stockholders. Currently, stock options to employees are not necessarily granted annually, but are granted from time to time at the discretion of the Compensation and Option Committee. While no specific formula is used to determine stock option grants made to any particular employee, grants are generally based upon a subjective evaluation of non-objective factors such as the employee's past contribution toward Company performance and expected contribution to meeting long-term strategic goals of the Company.

      Section 162(m) of the Code imposes a $1,000,000 limit on the amount of compensation that will be deductible for Federal income tax purposes by the Company each fiscal year with respect to the Chief Executive Officer and the four other most highly compensated executive officers of the Company. The base salary and annual incentive compensation level of the Company's executive officers is currently below this limit. The Company believes that the limitation of Section 162(m) does not apply to compensation earned or that may be earned with respect to the stock options granted to the Executive Officers under the stock option plans of the Company during or prior to the fiscal year ended August 31, 2001. The structure of the Stock Option Plans of the Company is intended to make grants thereunder qualify as "performance-based compensation" not subject to the limitation of Section 162(m).

                               Compensation and Option Committee

                                        James E. Buncher
                                        Robert A. Lefton
                                        William H. Longfield

                                PERFORMANCE GRAPH

      The following graph shows a comparison of the cumulative total stockholder return for the Company, the Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq (U.S.) Index"), and the cumulative total stockholder return for a peer group selected by the Company and a former peer group utilized by the Company last year for such comparison. The graph is for the period from August 31, 1998 through August 31, 2003. The comparison below assumes $100 was invested on August 31, 1998 in each of (i) the Common Stock of the Company, (ii) shares comprising the Nasdaq (U.S.) Index and (iii) the common stock of the respective peer group, and assumes reinvestment of dividends. Neither the Company nor any companies in the peer group, except Psychiatric Solutions, Inc., paid any dividends during such period.

                     Total Cumulative Shareholder Return for
                     Five-Year Period Ending August 31, 2003

                              [PERFORMANCE GRAPH]

                                           Cumulative Total Return
                             ---------------------------------------------------
                              8/98     8/99     8/00     8/01     8/02     8/03
                             ------   ------   ------   ------   ------   ------
HORIZON HEALTH CORPORATION   100.00   106.60    65.10   197.58   223.40   283.77
NASDAQ STOCK MARKET (U.S.)   100.00   185.52   284.02   121.52    89.18   122.85
NEW PEER GROUP               100.00    98.20   214.62   254.98   184.87   181.33
OLD PEER GROUP               100.00    96.82   193.75   276.36   205.79   259.68


      The new peer group consists of the following publicly traded companies in the health care industry: Comprehensive Care Corp., ContinuCare Corporation, Corvel Corporation, Psychiatric Solutions, Inc. and Rehabcare Group, Inc.

      Horizon removed one company, American Healthways, Inc., that was formerly included in the comparison peer group because the Company no longer considered that its business operations were comparable to the Company. The former peer group consisted of the following publicly traded companies: American Healthways, Inc., Comprehensive Care Corp., ContinuCare Corporation, Corvel Corporation, Psychiatric Solutions, Inc. and Rehabcare Group, Inc.

                        SECURITY OWNERSHIP BY MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

      Set forth below is certain information with respect to the beneficial ownership of Common Stock as of December 1, 2003, by (i) each person who, to the knowledge of the Company based upon statements filed as of December 1, 2003 with the Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, beneficially owns more than 5% of the outstanding Common Stock, (ii) each director (and all nominees for director) of the Company, (iii) each Named Executive Officer and (iv) all directors and such Named Executive Officers of the Company as a group. Except as indicated below, to the Company's knowledge, each person named has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

                                                          SHARES BENEFICIALLY
                                                                 OWNED
                                                                 -----
NAME                                                     NUMBER       PERCENT
----                                                     ------       -------
The Burton Partnership, Limited Partnership (1)         716,930         13.4%
Fidelity Management & Research Company (2)              674,400         12.6%
Eagle Asset Management, Inc. (3)                        466,175          8.7%
Royce & Associates, LLC (4)                             432,800          8.1%
Jack R. Anderson (5)                                    409,800          7.6%
James Ken Newman (6)                                    412,202          7.4%
Dimensional Fund Advisors, Inc. (7)                     389,475          7.3%
George E. Bello (8)                                     298,453          5.5%
Ronald C. Drabik (9)                                     76,735          1.4%
William H. Longfield (10)                                58,267          1.1%
James E. Buncher (11)                                    43,486            *
Donald E. Steen (12)                                     41,181            *
Robert A. Lefton (13)                                    22,500            *
David K. White (14)                                      21,362            *
Frank J. Baumann (15)                                    15,374            *
Jackie L. James                                               -            *
All Directors and Named Executive Officers
  as a group (10 persons) (16)                          989,560         17.0%

----------

* Less than 1%

(1) The address of The Burton Partnership, Limited Partnership is P.O. Box 4643, Jackson, Wyoming 83001.

(2) The address of Fidelity Management and Research Company is 82 Devonshire Street, Boston, Massachusetts 02109. According to a Schedule 13G/A dated February 14, 2001, Fidelity has sole investment power over the 674,400 shares and the voting power over such shares is held by the Board of Trustees of the Fidelity Funds.

(3) The address of Eagle Asset Management, Inc. is 880 Carillon Parkway, St. Petersburg, Florida 33716.

(4) The address of Royce & Associates, LLC is 1414 Avenue of the Americas, New York, New York 10019.

(5) The address of Jack R. Anderson is 16475 Dallas Parkway, Suite 735, Dallas, Texas 75248. Excludes 100,000 shares of Common Stock owned by Mr. Anderson's spouse, for which he disclaims any beneficial ownership.

(6) The address of James Ken Newman is 700 El Paseo, Denton, Texas 76205. Includes 6,000 shares of Common Stock held by a limited partnership in relation to which Mr. Newman serves as an officer and director of its corporate general partner. Also includes 209,016 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days. Does not include 16,009 shares of Common Stock held by a foundation of which Mr. Newman is a director.

(7) The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, Ste. 650 11th Floor, Santa Monica, California 90401.

(8) The address of George E. Bello is 164 Mountain Wood Road, Stamford, Connecticut 06903. Includes 36,053 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.

(9) Includes 71,750 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.

(10) Includes 41,767 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.

(11) Includes 18,486 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.

(12) Includes 33,681 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.

(13) Includes 6,000 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.

(14) Includes 17,030 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.

(15) Includes 14,867 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days.

(16) Includes 448,650 shares of Common Stock issuable upon the exercise of immediately exercisable stock options or options that become exercisable within 60 days held by certain directors and Named Executive Officers. Does not include James W. McAtee who died on April 28, 2003. The spouse of James W. McAtee and the sole beneficiary under his will owned 36,826 shares of Common Stock as of December 1, 2003. Also does not include David
      S. Tingue who became a consultant to the Company on June 1, 2003. As of December 1, 2003, Mr. Tingue beneficially owned 425 shares of Common Stock subject to options that are exercisable or become exercisable within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of the Company, and persons who beneficially own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the Commission. Such persons are required to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such reports furnished to the Company, the Company believes that, during the fiscal year ended August 31, 2003 all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent beneficial stockholders were complied with except an inadvertent late filing of a Form 3 and Form 4 for each of Mr. Lefton and Ms. James, and a Form 4 for Mr. McAtee.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Audit and Compliance Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the independent accountants for the Company for the fiscal year ending August 31, 2004. PricewaterhouseCoopers LLP, a certified public accounting firm, has served as the independent accountants for the Company since 1991. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

      The Company incurred the following fees for services performed by PricewaterhouseCoopers LLP in fiscal years 2002 and 2003:

AUDIT FEES

      Aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for each of the fiscal years ended August 31, 2002 and August 31, 2003 and for review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for each of those fiscal years were $150,922 in fiscal year 2002 and $182,250 in fiscal year 2003.

AUDIT-RELATED FEES

      Aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements for each of the fiscal years ended August 31, 2002 and August 31, 2003, and not included in the audit fees listed above were $60,100 in fiscal year 2002 and $70,490 in fiscal year 2003. These services comprised audits of the Company's employee benefit plans and consultation concerning accounting and financial reporting standards.

TAX FEES

      Aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning for each of the fiscal years ended August 31, 2002 and August 31, 2003 were $30,075 in fiscal year 2002 and $17,700 in fiscal year 2003. These services comprised consultation regarding tax compliance and tax planning and advice.

ALL OTHER FEES

      Aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP for all other services not included in the three categories set forth above for each of the fiscal years ended August 31, 2002 and August 31, 2003 were $15,825 in fiscal year 2002 and $0 for fiscal year 2003. In fiscal year 2002, these services comprised of consultation and due diligence in connection with a request for proposal response to a potential client.

      The Audit Committee has not adopted any pre-approval policies by which management may engage services of the independent auditor without the advance approval of such services by the Audit Committee. The policy of the Audit Committee is that it approves services provided by the independent auditor before the services are provided. The Audit Committee has considered whether the non-audit services provided by PricewaterhouseCoopers LLP were compatible with maintaining the auditors' independence from the Company for the applicable periods.

                      AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee of the Horizon Health Corporation Board of Directors is composed of three non-employee, independent directors each of whom has been designated as an "audit committee financial expert" by the Board of Directors and operates under a written charter adopted by the Board of Directors. Each member of the Audit and Compliance Committee satisfies the standards for independence as defined in the National Association of Securities Dealers' listing standards. The Audit and Compliance Committee makes the selection of the Company's independent accountants.

Management is responsible for the Company's internal controls, the financial reporting process and preparation of the consolidated financial statements of the Company. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit and Compliance Committee's responsibility is to monitor and oversee these processes.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Audit and Compliance Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit and Compliance Committee reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit and Compliance Committee further discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit and Compliance Committees).

The Company's independent accountants also provided to the Audit and Compliance Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit and Compliance Committees), and the Audit and Compliance Committee discussed with the independent accountants that firm's independence.

Based upon Audit and Compliance Committee's discussion with management and the independent accountants and the Audit and Compliance Committee's review of the representations of management and the report of the independent accountants to the Audit and Compliance Committee, the Audit and Compliance Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended August 31, 2003 filed with the Securities and Exchange Commission.

                                Audit and Compliance Committee

                                         George E. Bello
                                         James E. Buncher
                                         Donald A. Steen

                            PROPOSALS BY STOCKHOLDERS

      Proposals by stockholders intended to be presented at the next annual meeting of stockholders of the Company after this Annual Meeting must be received at the executive offices of the Company no later than August 19, 2004, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. Any stockholder who wishes to bring a proposal before such annual meeting of stockholders, but does not wish to request that the proposal be included in the Company's proxy materials, should provide written notice of the proposal to the Company's Secretary at the executive offices of the Company by November 1, 2004. Otherwise, proxies solicited by the Board of Directors for such annual meeting will confer discretionary authority to vote on any such proposal that has not been timely submitted in advance to the Company.

                                 OTHER BUSINESS

      The Board of Directors is aware of no other matter that will be presented for action at the Annual Meeting. If any other matter requiring a vote of the stockholders properly comes before the Annual Meeting, the persons authorized under the proxies solicited hereby will vote and act on such matter according to their own discretion and judgment.

                                  ANNUAL REPORT

      The Company's Annual Report to Stockholders, which contains audited consolidated financial statements of the Company for the fiscal year ended August 31, 2003, is being mailed to stockholders of record with this Proxy Statement. The Annual Report to Stockholders does not form a part of the proxy solicitation materials.

      UPON THE WRITTEN REQUEST OF ANY PERSON WHO IS A RECORD HOLDER OF COMMON STOCK AS OF THE CLOSE OF BUSINESS ON DECEMBER 1, 2003, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO SUCH PERSON A COPY OF THE ANNUAL REPORT ON FORM 10-K OF THE COMPANY FOR THE FISCAL YEAR ENDED AUGUST 31, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (EXCLUDING EXHIBITS). ANY SUCH WRITTEN REQUEST MUST BE DIRECTED TO HORIZON HEALTH CORPORATION, 1500 WATERS RIDGE DRIVE, LEWISVILLE, TEXAS 75057-6011, ATTENTION: MR. RONALD C. DRABIK, SENIOR VICE PRESIDENT - FINANCE AND ADMINISTRATION.

                                   JAMES KEN NEWMAN
                                      President

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           HORIZON HEALTH CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 29, 2004

      The undersigned hereby constitutes and appoints JAMES KEN NEWMAN and RONALD C. DRABIK, each with power to act with or without the other and with full power of substitution, as Proxies of the undersigned to represent and to vote all shares of the Common Stock of Horizon Health Corporation (the "Company") standing in the name of the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the executive offices of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011, on Thursday, January 29, 2004, at 11:45 a.m., Central Time, and at any and all adjournments thereof.

      WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE SIX NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL
1. IF THE EXECUTED PROXY DOES NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF A NOMINEE FOR DIRECTOR IN PROPOSAL 1, THE PROXY WILL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR THE ELECTION OF SUCH NOMINEE AND WILL BE SO VOTED. THE PROXIES NAMED HEREIN ARE EACH AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY AND ALL ADJOURNMENTS THEREOF.

      The undersigned hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised by following the procedures stated in the Proxy Statement.

    (Please mark, sign and date on the other side and return promptly in the enclosed envelope.)

A  [X]   Please mark your votes
         as in this example.

                             FOR all nominees listed           WITHHOLD
                             (except as listed to the         AUTHORITY
                                 contrary below)           to vote for all
                                                           nominees listed
1.    Election of Directors.        [   ]                       [    ]


NOMINEES:    James Ken Newman
             George E. Bello
             James E. Buncher
             Robert A. Lefton
             William H. Longfield
             Donald E. Steen


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE FOR BOX AND WRITE EACH SUCH NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

________________________________________________________________________________

2. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the Annual Meeting and any and all adjournments thereof.



PLEASE MARK, SIGN AND DATE AND RETURN THIS VOTING DIRECTION PROMPTLY IN THE ENCLOSED ENVELOPE.



SIGNATURE_________________ Dated__________ TITLE________________ Dated__________
                                                (if applicable)

NOTE: Please date and sign exactly as name appears hereon. Where shares of Common Stock are owned by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

                    EMPLOYEES SAVINGS AND PROFIT SHARING PLAN

                           HORIZON HEALTH CORPORATION

               VOTING DIRECTION FOR ANNUAL MEETING OF STOCKHOLDERS
                          OF HORIZON HEALTH CORPORATION
                         TO BE HELD ON JANUARY 29, 2004

         The undersigned hereby directs the Trustee (the "Trustee") of the Horizon Health Corporation Employees Savings and Profit Sharing Plan (the "Plan"), to vote, at the Annual Meeting of Stockholders of Horizon Health Corporation to be held at the executive offices of the Company at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011 on Thursday January 29, 2004, at 11:45 a.m., Central Time and at any and all adjournments thereof, all of the shares of Common Stock of Horizon Health Corporation, a Delaware corporation ("Horizon"), held in my individual Plan account as of the record date as set forth on the reverse side of this Voting Direction card.

         WHEN PROPERLY EXECUTED, THIS VOTING DIRECTION WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PLAN PARTICIPANT. IF NO DIRECTION IS GIVEN, THIS VOTING DIRECTION WILL BE VOTED FOR THE SIX NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1. IF THE EXECUTED VOTING DIRECTION DOES NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF A NOMINEE FOR DIRECTOR IN PROPOSAL 1, THE VOTING DIRECTION WILL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR THE ELECTION OF SUCH NOMINEE AND WILL BE SO VOTED. THE TRUSTEE IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY AND ALL ADJOURNMENTS THEREOF.

         The undersigned hereby revokes any Voting Direction cards heretofore given. This Voting Direction may be revoked at any time before it is exercised by following the procedures stated in the Participant Direction letter accompanying this Voting Direction card.

    (PLEASE MARK, SIGN AND DATE ON THE OTHER SIDE AND RETURN PROMPTLY IN THE
                              ENCLOSED ENVELOPE.)

A   [X]   Please mark your votes as in this example

                                 FOR all nominees listed          WITHHOLD
                                 (except as listed to the        AUTHORITY
                                     contrary below)          to vote for all
                                                              nominees listed
1.    Election of Directors.             [  ]                       [  ]

NOMINEES:      James Ken Newman
               George E. Bello
               James E. Buncher
               Robert A. Lefton
               William H. Longfield
               Donald E. Steen

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE FOR BOX AND WRITE EACH SUCH NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

________________________________________________________________________________

2. The Trustee is authorized to vote in its discretion upon such other matters as may properly come before the Annual Meeting and any and all adjournments thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THIS VOTING DIRECTION PROMPTLY IN THE ENCLOSED ENVELOPE.


SIGNATURE_______________ Dated________ SIGNATURE__________________ Dated________
                                                 (IF HELD JOINTLY)


NOTE: Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                December 15, 2003



Participants Owning Horizon Common Stock
Through The Horizon Health Corporation
Employees Savings and Profit Sharing Plan

         Re: Your Opportunity to Instruct the Trustee How To Vote the Horizon Common Stock in Your 401(k) Plan Account At Annual Meeting of Stockholders

Dear Participant:

         An Annual Meeting of Stockholders (the "Annual Meeting") of Horizon Health Corporation, a Delaware corporation (the "Company"), will be held at the executive offices of the Company located at 1500 Waters Ridge Drive, Lewisville, Texas 75057-6011, on Thursday, January 29, 2004, at 11:45 a.m., Central Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Only holders of record of the Common Stock of the Company at the close of business on December 1, 2003 (the "Record Date") will be entitled to vote at the Annual Meeting.

         As described below, the Trustee of the Horizon Health Corporation Employees Savings and Profit Sharing Plan (the "Plan") hereby requests your directions as to how you want the Trustee to vote at the Annual Meeting the shares of Common Stock held in your individual Plan account at the Annual Meeting.

         You should find the following items enclosed:

         - A "Proxy Statement" including a Notice of Annual Meeting of Stockholders describing the matters to be voted on at the Annual Meeting. The matters currently anticipated to be voted on at the Annual Meeting consist of the election of six directors of the Company to serve for the ensuing year. All of these matters, together with other information regarding the Annual Meeting, are described in more detail in the accompanying Proxy Statement.

         - The Company's Annual Report to Stockholders for the fiscal year ended August 31, 2003.

         -        A "Voting Direction" card.

         - A pre-addressed postage-paid return envelope that you may use to return your Voting Direction card to American Stock Transfer & Trust Company, the Transfer Agent for the Common Stock of the Company (the "Transfer Agent").

         Please read the Proxy Statement for a detailed explanation of the matters to be considered and voted on at the Annual Meeting before completing your Voting Direction card. Also, please note that you do not have to complete and submit any proxy form, or otherwise grant any proxy to any person with respect to the shares of Horizon Common Stock held in your Plan account at the Record Date, since you are not the holder of record of such shares. Under the terms of the

Plan, however, you have the right to direct the Trustee as to how you want the Trustee to vote such shares at the Annual Meeting. All you have to do to exercise this right is follow the instructions in this letter and in the attached Voting Direction card.

EXPLANATION OF VOTING RULES OF THE PLAN

         All voting rights of shares of Horizon Common Stock held in a participant's Plan account belong to that participant. The participant may exercise such voting rights by supplying written voting instructions to the Trustee. Under the terms of the Plan, the Trustee will vote the shares of Horizon Common Stock held in the participant's account at the Record Date in accordance with the participant's written instructions. Any shares of Common Stock as to which a participant does not supply to the Trustee timely voting instructions will not be voted.

         Pursuant to these requirements of the Plan, the Transfer Agent is delivering this letter and the enclosed materials to you to request your direction as to how you want the Trustee to vote at the Annual Meeting the shares of Horizon Common Stock held in your individual Plan account at the Record Date.

STEPS YOU NEED TO TAKE TO INSTRUCT THE TRUSTEE HOW TO VOTE THE SHARES OF HORIZON COMMON STOCK HELD IN YOUR INDIVIDUAL ACCOUNT IN THE PLAN

         Once you have reached a decision concerning how you want the shares of Horizon Common Stock held in your Plan account at the Record Date to be voted, you need to do the following:

         STEP 1: Mark your choice as to each such matter on the enclosed Voting Direction card, date the card, and sign it.

         STEP 2: Mail the Voting Direction card to American Stock Transfer & Trust Company using the enclosed pre-addressed, U.S. mail postage-paid return envelope, so that it will be RECEIVED by no later than 5:00 p.m. E.S.T. on January 23, 2004.

         If the Transfer Agent does not receive your Voting Direction card by January 23, 2004, or if the Transfer Agent receives your Voting Direction card by January 23, 2004, but it is not signed, the shares of Horizon Common Stock held in your Plan account at the Record Date will not be voted.

CHANGING OR REVOKING YOUR VOTING DIRECTION CARD

         If, after submitting your Voting Direction card, you want to change your vote, you must obtain a new Voting Direction card from the Transfer Agent by writing, faxing, or telephoning the Transfer Agent at the following address, phone number, or fax number:

         American Stock Transfer & Trust Company
         59 Maiden Lane
         New York, New York 10038
         www.amstock.com

         Telephone No.: (800) 937-5449
         Fax No.: (718) 921-8336

         By properly completing and signing and timely returning a new Voting Direction card to the Transfer Agent you will revoke any Voting Direction card previously submitted. You may also revoke your Voting Direction by notifying the Transfer Agent in a signed writing of your decision to revoke it, but in such a case, if you do not also timely submit a new Voting Direction card to the Transfer Agent, your shares will not be voted. After January 23, 2004, you may not change or revoke your Voting Direction.

YOUR VOTING DIRECTION CARD WILL BE KEPT CONFIDENTIAL

         Neither the Trustee nor the Transfer Agent will release your Voting Direction card or any copy of it, or otherwise divulge how you directed the Trustee to vote, to any person, including the Company or any of its individual officers or employees, except as the Trustee or the Transfer Agent may be compelled to do so by law.

Enclosures
         Horizon Health Corporation Proxy Statement
         Horizon Health Corporation Annual Report to Stockholders
         Participant Voting Direction Card